EXHIBIT 8

                             JOINT FILING AGREEMENT

         We, the signatories of the statement on Schedule 13D to which this Agreement is attached, hereby agree that such statement is, and any amendments thereto filed by any of us will be, filed on behalf of each of us.

                                   Guggenheim Capital, LLC

                                     /s/ Todd Boehly
                                   ---------------------------------------------
                                   Name:  Todd Boehly
                                   Title: Managing Partner

                                   Guggenheim Investment Management, LLC

                                     /s/ Todd Boehly
                                   ---------------------------------------------
                                   Name:  Todd Boehly
                                   Title: Managing Partner

                                   Orpheus Holdings
                                   By: Guggenheim Investment Management, LLC,
                                         Manager

                                     /s/ Todd Boehly
                                   ---------------------------------------------
                                   Name:  Todd Boehly
                                   Title: Managing Partner

                                   Midland Advisors Company

                                     /s/ Todd Boehly
                                   ---------------------------------------------
                                   Name:  Todd Boehly
                                   Title: Managing Partner

                                   North American Company for Life and Health
                                     Insurance
                                   By: Midland Advisors Company, Agent

                                     /s/ Todd Boehly
                                   ---------------------------------------------
                                   Name:  Todd Boehly
                                   Title: Managing Partner

                                   Midland National Life Insurance Company
                                   By: Midland Advisors Company, Agent

                                     /s/ Todd Boehly
                                   ---------------------------------------------
                                   Name:  Todd Boehly
                                   Title: Managing Partner


Dated: June 26, 2006

                                      -7-